UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2012

Cooper Industries plc

(Exact name of registrant as specified in its charter)

Ireland	1-31330	98-0632292
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit F10, Maynooth Business Campus, Maynooth, Ireland		0
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 6292222

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Transaction Agreement and Conditions Appendix

On May 21, 2012, Cooper Industries plc, a public limited company organized under the laws of Ireland (“Cooper”), entered into a Transaction Agreement (the “Transaction Agreement”) by and among Cooper, Eaton Corporation, an Ohio corporation (“Eaton”), Abeiron Limited, a private limited company organized under the laws of Ireland (“New Eaton”), Comdell Limited, a private limited company organized under the laws of Ireland and a wholly owned direct subsidiary of New Eaton (“Comdell”), Turlock B.V., a private company with limited liability organized under the laws of the Netherlands and a wholly owned direct subsidiary of Comdell (“Turlock B.V.”) and Turlock Corporation, a corporation incorporated in Ohio and a wholly owned direct subsidiary of Turlock B.V. (“Turlock”). Under the terms of the Transaction Agreement, (a) New Eaton will acquire Cooper (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 (the “Scheme”) and (b) Turlock will merge with and into Eaton, with Eaton as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). As a result of the Transactions, both Eaton and Cooper will become wholly owned subsidiaries of New Eaton.

At the effective time of the Scheme, (a) Cooper shareholders will be entitled to receive $39.15 in cash and 0.77479 of a newly issued New Eaton ordinary share in exchange for each Cooper ordinary share held by such shareholders; and (b) Cooper equity awards will be treated in accordance with the terms of the applicable Cooper equity incentive plan as set forth in the Transaction Agreement, such that each Cooper share option and share-based award (and each dividend equivalent corresponding to such share based awards) that is outstanding (taking into account acceleration of vesting under the terms of the applicable Cooper equity incentive plan) will be cancelled and, in exchange, the holder thereof will receive in respect of each Cooper share underlying such award, either (i) the same number of New Eaton ordinary shares and cash as Cooper shareholders (less the aggregate exercise price in the case of options), or (ii) the equivalent cash value thereof, with such form of consideration determined by the applicable terms of the Cooper equity incentive plan, with all payments in respect of Cooper equity awards subject to applicable tax withholdings. Cash will be paid in lieu of any fractional shares of New Eaton. At the effective time of the Merger, (a) each share of Eaton common stock will be converted into the right to receive one New Eaton ordinary share; and (b) each Eaton share option, restricted share award and other Eaton share-based award that is outstanding will be converted into the right to receive an equity award from New Eaton, which award shall be subject to the same number of shares and the same terms and conditions as were applicable to the Eaton award in respect of which it was issued. The effectiveness of the Merger is conditioned only upon the effectiveness of the Scheme.

The conditions to the implementation of the Transaction are set forth in Part B of Appendix III to the announcement (the “Rule 2.5 Announcement”) issued by Cooper and Eaton pursuant to Rule 2.5 of the Irish Takeover Rules on May 21, 2012 (the “Conditions Appendix”). The implementation of the Transactions is conditional, among other things, upon:

•	the adoption of the Transaction Agreement by Eaton shareholders holding two thirds of the outstanding Eaton common shares;

•

the approval of the Scheme by a majority in number of the Cooper shareholders representing 75% or more in value of the Cooper ordinary shares held by such holders, present and voting either in person or by proxy, at a special meeting of Cooper shareholders, and the approval by Cooper shareholders of certain other resolutions, and the sanction by the Irish High Court of the Scheme;

•

the approval by the New York Stock Exchange for listing (subject to satisfaction of any conditions to which such approval is expressed to be subject) of the New Eaton shares to be issued in the Acquisition and the Merger;

•	all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired or having been terminated, in each case in connection with the Acquisition;

•

to the extent that the Acquisition constitutes a concentration within the scope of Council Regulation (EC) No. 139/2004 (the “EC Merger Regulation”) or is otherwise a concentration that is subject to the EC Merger Regulation, the European Commission having decided that it does not intend to initiate any proceedings under Article 6(1)(c) of the EC Merger Regulation in respect of the Acquisition or to refer the Acquisition (or any aspect of the Acquisition) to a competent authority of an EEA member state under Article 9(1) of the EC Merger Regulation or otherwise having decided that the Acquisition is compatible with the common market pursuant to article 6(1)(b) of the EC Merger Regulation;

•

all required regulatory clearances shall have been obtained and remain in full force and effect and applicable waiting periods shall have expired, lapsed or terminated (as appropriate), in each case in connection with the Acquisition, under the antitrust, competition or foreign investment laws of Canada, the People’s Republic of China, the Republic of China (Taiwan), Russia, South Africa, South Korea and Turkey;

•

no injunction, restraint or prohibition by any court of competent jurisdiction or antitrust order by any governmental authority which prohibits consummation of the Acquisition or the Merger having been entered and which is continuing to be in effect; and

•

the Registration Statement on Form S-4 to be filed by New Eaton in connection with the Transactions having become effective under the Securities Act of 1933 and not being the subject of any stop order or proceedings seeking any stop order.

In addition, each party’s obligation to effect the Acquisition is conditional, among other things, upon:

•	the accuracy of the other party’s representations and warranties in the Transaction Agreement, subject to specified materiality standards; and

•	the performance by the other party of its obligations under the Transaction Agreement in all material respects.

Pursuant to the Transaction Agreement, effective as of the closing of the Transactions, the directors of New Eaton will be (i) the directors of Eaton as of immediately prior to the closing and (ii) two additional directors, who shall be members of the Cooper board of directors as of the date of the Transaction Agreement, which additional directors are to be selected by the governance committee of the Eaton board of directors.

The Transaction Agreement contains customary representations, warranties and covenants by Eaton and Cooper. Cooper has agreed, among other things, subject to certain exceptions, not to solicit any offer or proposal for specified alternative transactions, or to participate in discussions regarding such an offer or proposal with, or furnish any nonpublic information regarding such an offer or proposal to, any person that has made or, to Cooper’s knowledge, is considering making such an offer or proposal. In addition, certain covenants require each of the parties to use, subject to the terms and conditions of the Transaction Agreement, all reasonable endeavours to cause the Transactions to be consummated. Subject to certain exceptions, the Transaction Agreement also requires each of Eaton and Cooper to call and hold shareholders’ meetings and requires the boards of directors of Eaton and Cooper to recommend approval of the Transactions.

The Transaction Agreement contains certain customary termination rights, including, among others, (a) the right of either Cooper or Eaton to terminate the agreement if either party’s shareholders fail to approve the Transactions, (b) the right of either Cooper or Eaton to terminate the Transaction Agreement if the board of directors of the other party changes its recommendation to approve the Transactions, (c) the right of Cooper to terminate the Transaction Agreement to enter into an agreement providing for a “Superior Proposal” as defined in the Transaction Agreement, (d) the right of either Cooper or Eaton to terminate the Transaction Agreement if the Scheme shall not have become effective by the date that is nine months after the date of the Transaction Agreement (the “End Date”), subject to certain conditions, provided that the End Date shall be extended by an additional three months in certain circumstances and (e) the right of either Cooper or Eaton to terminate the Transaction Agreement due to a material breach by the other party of any of its representations, warranties or covenants, subject to certain conditions. The Transaction Agreement also provides that if the Transaction Agreement is terminated (i) by Cooper following the board of directors of Eaton changing its recommendation to approve the Transactions (except in limited circumstances) or (ii) by Cooper or Eaton following the failure of the Eaton shareholders to approve the Transactions following the board of directors of Eaton changing its recommendation (except in limited circumstances), then Eaton shall pay to Cooper $300,000,000.

Expenses Reimbursement Agreement

In addition, on May 21, 2012, Eaton and Cooper entered into an Expenses Reimbursement Agreement (“ERA”), the terms of which have been approved by the Irish Takeover Panel. Under the ERA, Cooper has agreed to pay to Eaton the documented, specific and quantifiable third party costs and expenses incurred by Eaton in connection with the Acquisition upon the termination of the Transaction Agreement in certain specified circumstances. The maximum amount payable by Cooper to Eaton pursuant to the ERA is an amount equal to one percent of the aggregate value of the issued share capital of Cooper as ascribed by the terms of the Acquisition.

The foregoing description of the terms of the Transaction Agreement, the Conditions Appendix and the ERA are only summaries, and do not purport to be complete, and are qualified in their entirety by the complete text of the Transaction Agreement, the Conditions Appendix and the ERA, copies of which are filed as Exhibits 2.1, 2.2 and 2.3 hereto and incorporated herein by reference. Note that the copy of the Transaction Agreement included in Part D of Appendix III to the copy of the Rule 2.5 Announcement furnished by Cooper as Exhibit 99.1 to its Current Report on Form 8-K dated May 21, 2012 contained incorrectly formatted clause numbering; the clause numbering in the copy of the Transaction Agreement filed as Exhibit 2.1 hereto is correct. The documents attached hereto have been included to provide investors with information regarding their terms. The Transaction Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for purposes of the contract between the parties and may be subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of that contract. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Rights Plan Amendment

In connection with the Transaction Agreement and the transactions contemplated thereby, on May 21, 2012, Cooper entered into Amendment No. 2 (“Amendment No. 2”) to the Second Amended and Restated Rights Agreement by and among Cooper, Cooper Bermuda and Computershare Trust Company, N.A., dated September 8, 2009 (as amended by Amendment No. 1 thereto dated September 2, 2011, the “Rights Agreement”), for the purpose of amending the Rights Agreement to render it inapplicable to the Transaction Agreement and the transactions contemplated thereby. In particular, Amendment No. 2 provides that (1) no person will be deemed to be an Acquiring Person (as defined in the Rights Agreement) and no distribution of Rights (as defined in the Rights Agreement) will occur solely by virtue of the approval, execution, delivery or performance of the Transaction Agreement or the consummation of the transactions contemplated by the Transaction Agreement, or the public announcement of any of the foregoing and (2) the Rights (as defined in the Rights Agreement) will expire immediately prior to the effective time of the Scheme.

The foregoing description of the terms of Amendment No. 2 to the Rights Agreement is only a summary, and does not purport to be complete, and is qualified in its entirety by the complete text of Amendment No. 2 to the Rights Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth under the heading “Rights Plan Amendment” in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Transaction Agreement, dated May 21, 2012, by and among Cooper Industries plc, Eaton Corporation, Abeiron Limited, Turlock Corporation, Turlock B.V. and Comdell Limited.

2.2	Part A of Appendix III to Rule 2.5 Announcement, dated May 21, 2012 (Conditions of the Acquisition and the Scheme).

2.3	Expenses Reimbursement Agreement, dated May 21, 2012, by and between Cooper Industries plc and Eaton Corporation.

4.1	Amendment No. 2 to the Second Amended and Restated Rights Agreement by and between Cooper Industries plc and Computershare Trust Company, N.A., dated May 21, 2012 (incorporated by reference to Exhibit 4.3 of Amendment No. 2 to the Registration Statement on Form 8-A/A filed by Cooper Industries plc on May 24, 2012).

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

New Eaton will file with the SEC a registration statement on Form S-4 that will include the Joint Proxy Statement of Eaton and Cooper that also constitutes a Prospectus of New Eaton. Eaton and Cooper plan to mail to their respective shareholders (and to Cooper Equity Award Holders for information only) the Joint Proxy Statement/Prospectus (including the Scheme) in connection with the transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING THE SCHEME) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EATON, COOPER, NEW EATON, THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by New Eaton, Eaton and Cooper through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Eaton and New Eaton with the SEC by contacting Eaton Investor Relations at Eaton Corporation, 1111 Superior Avenue, Cleveland, OH 44114 or by calling (888) 328-6647, and will be able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Cooper by contacting Cooper Investor Relations at c/o Cooper US, Inc., P.O. Box 4466, Houston, Texas 77210 or by calling (713) 209-8400.

PARTICIPANTS IN THE SOLICITATION

Cooper, Eaton and New Eaton and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Cooper and Eaton in respect of the transactions contemplated by the Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Cooper and Eaton in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Cooper’s directors and executive officers is contained in Cooper’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 13, 2012, which are filed with the SEC. Information regarding Eaton’s directors and executive officers is contained in Eaton’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 16, 2012, which are filed with the SEC.

COOPER SAFE HARBOR STATEMENT

This communication may contain forward-looking statements concerning the Acquisition, our long-term credit rating and our revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Cooper, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These statements should be used with caution. They are subject to various risks and uncertainties, many of which are outside of our control. Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the Acquisition; the risks that the new businesses will not be integrated successfully or that we will not realize estimated cost savings and synergies; unanticipated changes in the markets for our business segments; unanticipated downturns in business relationships with customers or their purchases from Cooper; competitive pressures on our sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations, including changes in tax laws, tax treaties or tax regulations. We do not assume any obligation to update these forward-looking statements.

No statement in this communication is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Cooper.

STATEMENT REQUIRED BY THE TAKEOVER RULES

The directors of Cooper accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Cooper (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Persons interested in 1% or more of any relevant securities in Eaton or Cooper may from the date of this announcement have disclosure obligations under Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2012

COOPER INDUSTRIES PLC

By:	/s/ Terrance V. Helz
Name:	Terrance V. Helz
Title:	Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Transaction Agreement, dated May 21, 2012, by and among Cooper Industries plc, Eaton Corporation, Abeiron Limited, Turlock Corporation, Turlock B.V. and Comdell Limited.

2.2	Part A of Appendix III to Rule 2.5 Announcement, dated May 21, 2012 (Conditions of the Acquisition and the Scheme).

2.3	Expenses Reimbursement Agreement, dated May 21, 2012, by and between Cooper Industries plc and Eaton Corporation.

4.1	Amendment No. 2 to the Second Amended and Restated Rights Agreement by and between Cooper Industries plc and Computershare Trust Company, N.A. dated May 21, 2012, (incorporated by reference to Exhibit 4.3 of Amendment No. 2 to the Registration Statement on Form 8-A/A filed by Cooper Industries plc on May 24, 2012).